UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2002
                                (October 3, 2002)



                             CTB INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


                          Indiana 000-22973 35-1970751
                    (State or other (Commission (IRS Employer
                jurisdiction of File Number) Identification No.)
                                 incorporation)


         State Road 15 North, P.O. Box 2000, Milford, Indiana 46542-2000
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 574/658-4191


        Former name or former address, if changed since last report: N/A



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Item 5.  Other Events

On October 3, 2002, CTB International Corp. (NASDAQ: CTBC) today announced that it has signed a definitive agreement to acquire certain assets of Jay-Dee Industries, Inc. of Dassel, Minnesota, and that it has, jointly with Jay-Dee, formed a new company, Firelake Mfg., LLC. A copy of that press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

                  Financial Statements

                        None

                  Exhibits

                        99.1     Press Release dated October 3, 2002

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 9, 2002
                                 CTB INTERNATIONAL CORP


                                 By:  /s/ Don J. Steinhilber
                                 --------------------------------------
                                 Don J. Steinhilber
                                 Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit  _________                          Description

99.1     _________                          Press Release dated August 9, 2002